UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (229) 241-2775

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2007, PAB Bankshares, Inc. (the "Registrant") issued a press release announcing its financial results for the first quarter ended March 31, 2007 (the "Press Release"). The Press Release, including financial tables, is attached as Exhibit 99.1 to this report. In connection with issuing the Press Release, on April 26, 2007 at 11:00 AM Eastern, the Registrant intends to hold a conference call and webcast to discuss the Press Release. Instructions on how to access the conference call and webcast are included in the Press Release.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 25, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares, Inc. (Registrant)
April 25, 2007 (Date)	/s/ DONALD J. TORBERT, JR. Donald J. Torbert, Jr. Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated April 25, 2007